Exhibit 99.2

Rezdiffr (resmetirom) FDA Approval Conference Call March 2024 NASDAQ: MDGL © 2024 Madrigal Pharmaceuticals. All rights reserved.

Forward Looking Statements This presentation includes “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that are based on Madrigal’s beliefs and assumptions and on information currently available to it, but are subject to factors beyond its control. Forward-looking statements reflect management’s current knowledge, assumptions, judgment and expectations regarding future performance or events. Forward-looking statements include all statements that are not historical facts; statements referenced by forward-looking statement identifiers; and statements regarding: Rezdiffra (resmetirom) and its expected use for treating NASH with moderate to advanced fibrosis; the initiation of the commercial launch of Rezdiffra including statements regarding commercial insurance and the anticipated time to fill prescriptions; estimates of patients diagnosed with NASH and market opportunities; the relationship between NASH progression and adverse patient outcomes; the estimated clinical burden of uncontrolled NASH; analyses for patients with NASH with moderate to advanced fibrosis concerning potential progression to cirrhosis, decompensated cirrhosis, liver transplant or death; cardiovascular risks, comorbidities and outcomes; health economics assessments or projections; indicating Rezdiffra has been shown to improve the fibrosis that is associated with progression to cirrhosis and its complications and resolve the underlying inflammation that drives the disease; projections or objectives for obtaining full approval for Rezdiffra (resmetirom), including those concerning potential clinical benefit to support potential full approval; regarding post-approval requirements and commitments; reduced risk of progression to cirrhosis, liver failure, need for liver transplant and premature mortality; treatment paradigm; improved liver enzymes, fibrosis biomarkers and imaging tests; the potential efficacy and safety of Rezdiffra (resmetirom) for noncirrhotic NASH patients and cirrhotic NASH patients; possible or assumed future results of operations and expenses, business strategies and plans (including ex-US. Launch/partnering plans); research and development activities, the timing and results associated with the future development of Rezdiffra (resmetirom), the timing and completion of projected future clinical milestone events, including enrollment, additional studies, the potential to support an additional indication for Rezdiffra (resmetirom) in patients with well-compensated NASH cirrhosis; optimal dosing levels for Rezdiffra (resmetirom); potential NASH or NAFLD and potential patient benefits with Rezdiffra (resmetirom), including future NASH resolution, safety, fibrosis treatment, cardiovascular effects, lipid treatment, and/or biomarker effects with Rezdiffra (resmetirom); and strategies, objectives and commercial opportunities, including potential prospects or results. Forward-looking statements can be identified by terms such as “accelerate,” “achieve,” “allow,” “anticipates,” “appear,” “be,” “believes,” “can,” “confidence,” “continue,” “could,” “demonstrates,” ”design,” “estimates,” “expectation,” “expects,” “forecasts,” “future,” “goal,” “help,” “hopeful,” “inform,” inform,” “intended,” “intends,” “may,” “might,” “on track,” “planned,” “planning,” “plans,” “positions,” “potential,” “powers,” “predicts,” ”predictive,” “projects,” “seeks,” “should,” “will,” “will achieve,” “will be,” “would” or similar expressions and the negatives of those terms. Forward-looking statements are subject to a number of risks and uncertainties including, but not limited to: the assumptions underlying the forward-looking statements; risks of obtaining and maintaining regulatory approvals, including, but not limited to, potential regulatory delays or rejections; the challenges with the commercial launch of a new product, particularly for a company that does not have commercial experience; risks associated with meeting the objectives of Madrigal’s clinical studies, including, but not limited to Madrigal’s ability to achieve enrollment objectives concerning patient numbers (including an adequate safety database), outcomes objectives and/or timing objectives for Madrigal’s studies; any delays or failures in enrollment, and the occurrence of adverse safety events; risks related to the effects of Rezdiffra’s (resmetirom’s) mechanism of action; enrollment and trial conclusion uncertainties; market demand for and acceptance of our product; the potential inability to raise sufficient capital to fund ongoing operations as currently planned or to obtain financings on terms similar to those arranged in the past; the ability to service indebtedness and otherwise comply with debt covenants; outcomes or trends from competitive studies; future topline data timing or results; our ability to prevent and/or mitigate cyber attacks; the timing and outcomes of clinical studies of Rezdiffra (resmetirom); the uncertainties inherent in clinical testing; and uncertainties concerning analyses or assessments outside of a controlled clinical trial. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. Madrigal undertakes no obligation to update any forward-looking statements to reflect new information, events, or circumstances after the date they are made, or to reflect the occurrence of unanticipated events. Please refer to Madrigal’s submissions filed with the U.S. Securities and Exchange Commission, or SEC, for more detailed information regarding these risks and uncertainties and other factors that may cause actual results to differ materially from those expressed or implied. Madrigal specifically discusses these risks and uncertainties in greater detail in the sections appearing in Part I, Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 28, 2024, and as updated from time to time by Madrigal’s other filings with the SEC. March 2024 Madrigal Pharmaceuticals 2

Agenda Bill Sibold 1 Introduction Chief Executive Officer Madrigal Pharmaceuticals Disease Overview and Stephen Harrison, M.D. 2 Medical Director, Pinnacle Clinical Research; Visiting Professor of Current Treatment Paradigm Hepatology, Oxford; Lead Principal Investigator of the MAESTRO studies Becky Taub, M.D. 3 Review of Rezdiffra Label and Clinical Data Chief Medical Officer and President of R&D Madrigal Pharmaceuticals 4 Rezdiffra Commercial Strategy Bill Sibold Bill Sibold, Stephen Harrison, Becky Taub and 5 Q&A Mardi Dier Chief Financial Officer Madrigal Pharmaceuticals

Terri’s Story Terri is a patient leader in the NASH community Her story illustrates the serious burden of NASH progression â–ª She was told: “You have fatty liver, but don’t worry about it” â–ª NASH cirrhosis was later detected during gallbladder surgery â–ª Developed ascites, hepatic encephalopathy and then hepatocellular carcinoma â–ª Ultimately had liver transplant, but difficult post-transplant experience NASH, nonalcoholic steatohepatitis. Ascites, excess abdominal fluid and swelling. Hepatic encephalopathy, impaired cognitive function due to the liver’s inability to filter toxins from the blood. Hepatocellular carcinoma, liver cancer.

Key Takeaways for Today’s Call Rezdiffra approval is First-in-class label Set to deliver an unprecedented positions Rezdiffra as successful launch and milestone foundational therapy maximize potential

Strong Label Positions Rezdiffra as Foundational Therapy NOW APPROVED Indicated for the treatment of NASH with moderate to advanced liver fibrosis (F2/F3) No biopsy requirement in label Once-daily, oral; simple dosing No contraindications; no boxed warning; no monitoring requirements beyond SOC Landmark label for first FDA-approved medicine for NASH sets standard for potential future treatments Source: Rezdiffra prescribing information. West Conshohocken, PA: Madrigal Pharmaceuticals, Inc.; 2024. SOC, standard of care March 2024 Madrigal Pharmaceuticals 6

Disease Overview and Current Treatment Paradigm

NASH is a Chronic and Progressive Liver Disease

NAFLD: Nonalcoholic Fatty Liver Disease:
Entire spectrum of fatty liver disease in individuals without significant alcohol consumption

Normal Liver



Fat accumulation

NAFL: Nonalcoholic Fatty Liver



- Isolated steatosis (fat in ≥5% of hepatocytes)

NASH: Nonalcoholic Steatohepatitis



- Steatosis
- Ballooning
- Inflammation

NASH with Fibrosis



- **F1:** fibrosis stage 1 = **Mild**

Moderate to Advanced
- **F2:** fibrosis stage 2
- **F3:** fibrosis stage 3

Cirrhosis



- **F4:** fibrosis stage 4 = **Cirrhosis**

NASH is the more advanced form of NAFLD, which can progress to cirrhosis, liver failure, or result in premature death[1-5]

Hepatocytes, liver cells. **Steatosis,** excess fat in liver cells. **Steatohepatitis,** build up of excess fat in liver cells causing inflammation and damage.

1. Sheka AC, et al. JAMA. 2020;323(12):1175-83. 2. Alkhouri N, McCullough AJ. Gastroenterol Hepatol (N Y). 2012;8(10):661-8. 3. EASL–EASD–EASO. J Hepatol. 2016;64:1388-402. 4. Diehl AM, Day C. NEJM. 2017;377:3063-72. 5. Honda et al. Int J Mol Sci. 2020;21:4039.

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The NASH Patient Journey, Diagnosis and Treatment Madrigal Pharmaceuticals 9 Hep, hepatologist; GI, gastroenterologist; NITs, noninvasive tests. Initial Suspicion & Referral Diagnosis & Risk Assessment at Hep/GI Treatment for Moderate to Advanced (F2/F3) NASH Patients Initial suspicion at primary care Referral to a specialist (Hep/GI) + Ongoing Diet, Exercise and Co-morbidity management Prior Approach: No treatments available to halt or improve fibrosis; resolve NASH TODAY’S Approach: Confirmation of NASH diagnosis and fibrosis using NITs March 2024

Goal: Treat Before Negative Patient Outcomes Occur

Up to 17X Higher Risk of Liver-Related Mortality in Patients with NASH with Moderate to Advanced Fibrosis[1]


17X higher risk
10X higher risk
1.41X
0
F0
F1
F2
F3

~22%

of patients with F3 fibrosis **progress to cirrhosis within 2 years[2]**

Goal: Treat NASH with moderate to advanced fibrosis **before negative patient outcomes occur**

1. Angulo P, et al. Gastroenterology. 2015;149:389-397. 2. Loomba R, Adams L. Hepatology. 2019;70(6):1885-1888.

March 2024 Madrigal Pharmaceuticals 10

Review of Rezdiffra Label and Clinical Data

Rezdiffra Approval Supported by One of the Most Comprehensive Clinical Development Programs in NASH

MAESTRO-NAFLD-1 Safety	MAESTRO-NASH Moderate to Advanced Fibrosis	MAESTRO-NASH OUTCOMES Compensated Cirrhosis
Evaluates safety and tolerability as measured by incidence of adverse events	Evaluates NASH resolution and/or fibrosis improvement on liver biopsy and composite clinical events	Event-driven trial evaluating progression to hepatic decompensation
52 weeks (completed)	52 weeks biopsy (completed) 54 months clinical outcomes	~36 months
~1,200 patients, including 200 with compensated cirrhosis	**~1,750** patients (ongoing)	**~700** patients (recruiting)

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Phase 3 Data in *New England Journal of Medicine* Demonstrate Broad Response


50%

50% of Rezdiffra-treated patients showed either **NASH resolution or fibrosis improvement**[1]


>70%

>70% of patients achieved a **>30% reduction in non-invasive test results (MRI-PDFF)**[2]


>80%

> 80% of Rezdiffra-treated patients achieved **fibrosis reversal or no fibrosis progression**[3]

MRI-PDFF, magnetic resonance imaging-proton density fat fraction. Source: Harrison S, et al. *N Engl J Med.* 2024 Feb;390(6):497-509. 1. 50% of patients on 100mg with eligible biopsies at 52 weeks achieved NASH resolution or fibrosis improvement. *NEJM* supplement Table S9. 2. >70% of patients on 100mg achieved >30% reduction in MRI-PDFF at 52 weeks. *NEJM* supplement Table S10. 3. >80% of Rezdiffra-treated patients (F1B or F2 at baseline) achieved fibrosis reversal or no fibrosis progression at 52 weeks. *NEJM* supplement Figure S5.

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Rezdiffra Indication: No Biopsy; Defined Patient Population INDICATIONS AND USAGE1 NASH with moderate to advanced liver REZDIFFRA is a thyroid hormone receptor beta (THR-beta) agonist fibrosis (consistent with F2/F3) indicated in conjunction with diet and exercise for the treatment of adults with noncirrhotic nonalcoholic steatohepatitis (NASH) with moderate to advanced liver fibrosis (consistent with stages F2 to F3 fibrosis). No biopsy requirement This indication is approved under accelerated approval based on improvement of NASH and fibrosis. Continued approval for this indication No contraindications; no boxed warning; may be contingent upon verification and description of clinical benefit in no monitoring requirements beyond SOC confirmatory trials. 1. Rezdiffra prescribing information. West Conshohocken, PA: Madrigal Pharmaceuticals, Inc.; 2024. SOC, standard of care.

Rezdiffra Indication: Clearly States Where Rezdiffra Should Not Be Used INDICATIONS AND USAGE1 REZDIFFRA is a thyroid hormone receptor beta (THR-beta) agonist indicated in conjunction with diet and exercise for the treatment of adults with noncirrhotic nonalcoholic steatohepatitis (NASH) with moderate to advanced liver fibrosis (consistent with stages F2 to F3 fibrosis). This indication is approved under accelerated approval based on improvement of NASH and fibrosis. Continued approval for this indication may be contingent upon verification and description of clinical benefit in confirmatory trials. Limitations of Use Avoid use of Rezdiffra in patients with Avoid use of REZDIFFRA in patients with decompensated cirrhosis decompensated cirrhosis 1. Rezdiffra prescribing information. West Conshohocken, PA: Madrigal Pharmaceuticals, Inc.; 2024.

Rezdiffra Label: Simple Dosing Profile DOSING AND ADMINISTRATION1 Simple, weight-based, no titration The recommended dosage of REZDIFFRA is based on actual body weight. For patients weighing: • <100 kg, the recommended dosage is 80 mg orally once daily. • ≥100 kg, the recommended dosage is 100 mg orally once daily. Oral, once-daily Administer REZDIFFRA with or without food. DOSING FORMS AND STRENGTHS1 Tablets: 60 mg, 80 mg, or 100 mg 3 strengths: 60 mg, 80 mg, 100 mg 1. Rezdiffra prescribing information. West Conshohocken, PA: Madrigal Pharmaceuticals, Inc.; 2024.

Rezdiffra Label: No Contraindications; Warnings and Precautions Reinforce Standard of Care CONTRAINDICATIONS1 No contraindications; no boxed warning None. WARNINGS AND PRECAUTIONS1 Hepatoxicity; one patient from safety trial (did not have NASH); label reinforces • Hepatotoxicity: Monitor patients during treatment with REZDIFFRA standard of care for elevations in liver tests and for the development of liver-related adverse reactions. Discontinue REZDIFFRA and continue to monitor the patient if hepatotoxicity is suspected. Gallbladder-related AEs; higher incidence • Gallbladder-Related Adverse Reactions: Cholelithiasis and in NASH patients; overall incidence low cholecystitis were observed more often in REZDIFFRA-treated with Rezdiffra (<1%) patients. If cholelithiasis is suspected, gallbladder diagnostic studies and appropriate clinical follow-up are indicated. If an acute gallbladder event such as acute cholecystitis is suspected, interrupt REZDIFFRA treatment until the event is resolved. 1. Rezdiffra prescribing information. West Conshohocken, PA: Madrigal Pharmaceuticals, Inc.; 2024.

Rezdiffra Label: Strong Clinical Efficacy on Fibrosis Improvement and NASH Resolution

Clinical Efficacy in Rezdiffra Label[1]

	Placebo N=294	80 mg N=298	100 mg N=296
		Improvement in liver fibrosis and no worsening of steatohepatitis	
Response rate, Pathologist A (%)	15	23	28
Difference in response rate vs. placebo (95% CI)		8 (2, 14)	13 (7, 20)
Response rate, Pathologist B (%)	13	23	24
Difference in response rate vs. placebo (95% CI)		11 (5, 17)	11 (5, 7)
		Resolution of steatohepatitis and no worsening of liver fibrosis	
Response rate, Pathologist A (%)	13	27	36
Difference in response rate vs. placebo (95% CI)		14 (8, 20)	23 (16, 30)
Response rate, Pathologist B (%)	9	26	24
Difference in response rate vs. placebo (95% CI)		17 (11, 23)	15 (9, 21)

From Rezdiffra Label[1]

- *Two pathologists, Pathologist A and Pathologist B, independently read the liver biopsies for each patient.*
  - *Both the 80 mg once daily and the 100 mg once daily dosages of REZDIFFRA* ***demonstrated improvement on these histopathology endpoints*** *at Month 12 compared to placebo.*
- *In a statistical analysis incorporating both pathologists' independent readings, REZDIFFRA* ***achieved statistical significance on both histopathology endpoints for both doses.***

1. Rezdiffra prescribing information. West Conshohocken, PA: Madrigal Pharmaceuticals, Inc.; 2024. Label: The 888 population was based on patients determined to be F2/F3 based on scoring of the baseline liver biopsy by a central reviewer at the time of randomization into the study. FDA Endpoints: Liver fibrosis was evaluated on the NASH Clinical Research Network (CRN) fibrosis score as 0 to 4. Resolution of steatohepatitis was defined as a score of 0–1 for inflammation, 0 for ballooning, and any value for steatosis. No worsening of steatohepatitis was defined as no increase in score for ballooning, inflammation, or steatosis. Estimated using the Mantel-Haenszel method stratified by baseline type 2 diabetes status (presence or absence) and fibrosis stage (F2 or F3). 95% stratified Newcombe confidence intervals (CIs) are provided. Patients with missing liver biopsy at Month 12 are considered a non-responder.

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Consistent Efficacy Across All Endpoints, Doses, Patient Populations

	Label F2/F3 Population[1,2]						Madrigal F1B/F2/F3 Population[1,2]					
	MAESTRO-NASH *Label Endpoints*			MAESTRO-NASH *Prespecified Endpoints*			MAESTRO-NASH *Label Endpoints*			MAESTRO-NASH *Prespecified Endpoints (NEJM)*		
	Placebo	*80 mg*	*100 mg*	*Placebo*	*80 mg*	*100 mg*	*Placebo*	*80 mg*	*100 mg*	*Placebo*	*80 mg*	*100 mg*
Fibrosis Improvement	14%	23% $p < 0.001$	26% $p < 0.001$	16%	25% $p = 0.002$	27% $p < 0.001$	12%	23% $p < 0.001$	24% $p < 0.001$	14%	24% $p < 0.001$	26% $p < 0.001$
NASH Resolution	11%	25% $p < 0.001$	30% $p < 0.001$	9%	24% $p < 0.001$	29% $p < 0.001$	12%	27% $p < 0.001$	32% $p < 0.001$	10%	26% $p < 0.001$	30% $p < 0.001$
Number of Patients		888			888			966			966	

1. Label: The 888 population was based on patients determined to be F2/F3 based on scoring of the baseline liver biopsy by a central reviewer at the time of randomization into the study. Label Endpoints: Liver fibrosis was evaluated on the NASH Clinical Research Network (CRN) fibrosis score as 0 to 4. Resolution of steatohepatitis was defined as a score of 0–1 for inflammation, 0 for ballooning, and any value for steatosis. No worsening of steatohepatitis was defined as no increase in score for ballooning, inflammation, or steatosis. Estimated using the Mantel-Haenszel method stratified by baseline type 2 diabetes status (presence or absence) and fibrosis stage (F2 or F3). 95% stratified Newcombe confidence intervals (CIs) are provided. Patients with missing liver biopsy at Month 12 are considered a non-responder.
2. MADRIGAL: 966 population of F1B, F2, F3 patients was based on the primary efficacy read of baseline slides that was conducted by Path A and Path B near the Week 52 completion date. Madrigal Endpoints: Resolution of NASH Resolution of steatohepatitis was defined as a score of 0–1 for inflammation, 0 for ballooning, and any value for steatosis with no worsening of fibrosis stage and at least a 2-point reduction in NAS. Fibrosis improvement, at least a 1 stage improvement in fibrosis with no worsening of NAS. NAS, NAFLD Activity Score, the unweighted sum of the scores for steatosis (0-3), lobular inflammation (0-3), and ballooning (0-2); thus ranging from 0 to 8.

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Rezdiffra Sets the Safety Bar in NASH Common Adverse Reactions Reported with Rezdiffra1,2 Rezdiffra 80 mg Rezdiffra 100 mg Placebo • Once Daily Once Daily Most frequent AEs were GI- Adverse Reaction N=294 N=298 N=296 related and generally transient with resolution over time n (EAIR1) n (EAIR1) n (EAIR1) Diarrhea 52 (14) 78 (23) 98 (33) • Diarrhea lasted on average 2-3 Nausea 36 (9) 65 (18) 51 (15) weeks often characterized as loose stools or worsening of Pruritus 18(4) 24(6) 36 (10) underlying diarrhea Vomiting 15 (4) 27 (7) 30 (8) Constipation 18 (4) 20 (5) 28 (8) Abdominal pain 18 (4) 22 (5) 27 (7) Dizziness 6 (1) 17 (4) 17 (4) Pruritus, itchiness of skin; AEs, adverse events; EAIR, exposure-adjusted incidence rate; PY, person-years. 1. The EAIR per 100 PY can be interpreted as an estimated number of first occurrences of the adverse reaction of interest if 100 patients are treated for one year. 2. Rezdiffra prescribing information. West Conshohocken, PA: Madrigal Pharmaceuticals, Inc.; 2024.

Rezdiffra Commercial Strategy

Specialty Launch Designed to Focus on 315,000 U.S. Patients U.S. NASH Waterfall at Launch1 Diagnosed NASH 1,500,000 population Diagnosed NASH with moderate 525,000 to advanced fibrosis (F2/F3) 315,000 Diagnosed NASH with moderate to Launch Focus advanced fibrosis (F2/F3) and seen by F2 F3 ~14K target specialists 190K 125K 1. Forian Claims Data; Clearview Analysis; Fishman J, et al. Poster presented at: ISPOR 2023; May 7-10, 2023; Boston, MA. Data on file: REF-00571. March 2024 Madrigal Pharmaceuticals 22

Rezdiffra's Differentiated Position in the NASH Treatment Paradigm

	No or Mild Fibrosis		Moderate to Advanced Fibrosis		Cirrhosis	
Fibrosis Stage	F0	F1	F2	F3	F4C Compensated	F4D Decompensated
HCP Setting	Primary Care + Specialists		Specialists (Hep or GI)		Hepatologist or Surgeon	
Primary Treatment Goal	Manage Cardiometabolic Risk		Halt or Improve Fibrosis; Resolve NASH		Prevent Liver Failure, HCC, Need for Transplant, Death	
Potential Treatment	Lifestyle change, GLP-1		Rezdiffra resmetirom tablets		OUTCOMES trial in F4C	Liver Transplant
% of NASH Patients by 2030[1]	~10-15%	~30-35%	~20-25%	~15-20%	~10-15%	<5%

Hep, hepatologist; **GI**, gastroenterologist; **HCC**, hepatocellular carcinoma. 1. Estes C, et al. Hepatology. 2018 Jan;67(1):123-133.

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Our Stakeholders Are Ready and Waiting for a Therapy Like Rezdiffra

Physicians

In the treatment of NASH with moderate to advanced fibrosis:

~88% of heps/GIs see a high urgency to treat

~85% of heps/GIs see Rezdiffra offering high clinical utility

Patients

When seeking a treatment for NASH with moderate to advanced fibrosis:

89% would proactively seek resmetirom if it were available

"There is a ticking time bomb inside me, I don't know when it will go off."

Payers

Vast majority of payers have a good understanding of disease state

Nearly 100% viewed need to treat NASH with moderate to advanced fibrosis as high to very high

Early insights: No biopsy requirement expected

Hep, hepatologist; **GI**, gastroenterologist.
Source: US Quant HCP Research, SRI, n= 172 HCPs, Q4 2023; US Quant HCP Research, ClearView, n=360 HCPs, Q4 2022; US Quant Patient Research, ClearView, n=140 patients, Q3 2021; US Payer Research, ClearView, n=24 payers, Q4 2023

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Establishing Pathway for Blockbuster, First-in-Disease Medicine


Educate Physicians
Create Treatment Pathway
Ensure Access
NASH Education
Rezdiffra Education
Payer Engagement
Electronic Medical Records
Prescription Processing (ME, PA)
Coverage Decisions (P&T)
ICD-10 Coding
Noninvasive Testing
Reimbursement Established
Affordability
Treatment Guidelines
Fulfillment

Key Goals

Commercial coverage to ~80% by YE24

Time to fill Rx from ~60 days to ~30 days at 6 mos. post launch

P&T, pharmacy and therapeutics; **ME**, medical exception; **PA**, prior authorization.

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Built a Winning Team Ready for Launch

Commercial and Medical leadership team; each with 25+ years industry experience; numerous blockbuster launches

Sales
- 17 yrs. experience
- Top performers
- Hep/GI experience

Patient Support
- 18 yrs. experience
- Expert support in access and affordability solutions

HCPs
~14K hep/GI targets
~6K top treaters

Key Account Team
- IDNs, large GI/hep health systems
- Hep/GI experience

Medical Affairs
- 8 yrs. in practice; 14 yrs. in industry
- M.D.s, Pharm.Ds., Ph.D.s
- Hep/GI experience

Market Access
- 15 yrs. experience
- Best-in-class HEOR data
- Robust disease, cost and NIT education leading up to launch

Right People, Right Skills, Right Size

Hep, hepatologist; **GI**, gastroenterologist; **TA**, therapeutic area; **NITs**, noninvasive tests; **IDN**, integrated delivery network.

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Pricing is Grounded in Benefit to Patients and Value to the Health System

Targeting a Costly Disease for the Health System

~$120B Annual direct costs of NASH[1]

4X Higher cost of cirrhosis vs. halting NASH at F3[2]

Delivering a Cost-Effective Therapy

$76,000
ICER cost-effectiveness assessment

$39,600 – $50,100
ICER cost-effectiveness threshold range[3]

Rezdiffra Price

$47,400
Annual WAC price

Price reflects value as first-and-only therapy for NASH

WAC, wholesale acquisition cost; 1. O'Hara J, et al. JHEP Rep. 2020 Oct; 2(5): 100142. 2. Qian C, et al. Poster presented at: AMCP Nexus; October 16–19, 2023; Orlando, FL. 3. Fahim SM, et al. J Manag Care Spec Pharm. 2023 Oct;29(10):1169-1172.

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Madrigal Patient Support to Provide Access Support and Education Helping patients, no matter where they are Madrigal plans to focus on equitable access in the Rezdiffra treatment journey and affordability as the launch progresses: Educational resources • $10 co-pays for Commercial patients • Patients with no insurance or no Coverage navigation coverage for Rezdiffra may be eligible to receive the medication for free Financial support Direct-to-patient delivery

Key Takeaways for Today’s Call Rezdiffra approval is First-in-class label Set to deliver an unprecedented positions Rezdiffra as successful launch and milestone foundational therapy maximize potential

Q&A

Rezdiffr (resmetirom) FDA Approval Conference Call March 2024 NASDAQ: MDGL © 2024 Madrigal Pharmaceuticals. All rights reserved.